Exhibit 24

DIRECTORS AND OFFICERS

POWER OF ATTORNEY

Global Power Equipment Group Inc. intends to file a registration statement on Form S-8 (the “Registration Statement”) to register shares relating to the Global Power Equipment Group Inc. 2008 Director’s Equity Incentive Plan (the “Plan”). Each of the persons signing his name below confirms, as of the date appearing opposite his signature, that Tracy D. Pagliara and David L. Willis, and each of them, with full power of substitution and resubstitution, are authorized on his behalf to sign and to file with the Securities and Exchange Commission such Registration Statement, with all exhibits thereto and other documents in connection therewith, relating to shares to be issued pursuant to the Plan, and any and all further amendments (including post-effective amendments) and supplements to the Registration Statement. Each person so signing also confirms the authority of Tracy D. Pagliara and David L. Willis, and each of them, to do and perform on his behalf, any and all acts and things requisite or necessary to assure compliance by the signing person with the Form S-8 filing requirements. The authority confirmed herein shall remain in effect as to the person signing his name below until such time as the Securities and Exchange Commission shall receive from such person a written communication terminating or modifying the authority.

[Signatures follow on the next page]

This Power of Attorney has been signed in the respective capacities and on the respective dates indicated below.

Signature	Title	Date

/s/ David L. Keller David L. Keller	President, Chief Executive Officer and Director (Principal Executive Officer)	August 11, 2010

/s/ David L. Willis David L. Willis	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	August 11, 2010

/s/ Charles Macaluso Charles Macaluso	Chairman of the Board of Directors	August 11, 2010

/s/ Carl Bartoli Carl Bartoli	Director	August 11, 2010

/s/ Terence Cryan Terence Cryan	Director	August 11, 2010

/s/ Eugene I. Davis Eugene I. Davis	Director	September 21, 2010

/s/ Frank E. Williams Frank E. Williams	Director	August 11, 2010

[Notary Acknowledgements follow on next page]

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 11th day of August, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared David L. Keller, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

(SEAL)

/s/ Doreen Pando
Notary Public

My Commission Expires August 18, 2013

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 11th day of August, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared David L. Willis, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

(SEAL)

/s/ Doreen Pando
Notary Public

My Commission Expires August 18, 2013

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 11th day of August, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Charles Macaluso, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

(SEAL)

/s/ Doreen Pando
Notary Public

My Commission Expires August 18, 2013

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 11th day of August, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Carl Bartoli, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

(SEAL)

/s/ Doreen Pando
Notary Public

My Commission Expires August 18, 2013

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 11th day of August, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Terence Cryan, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

(SEAL)

/s/ Doreen Pando
Notary Public

My Commission Expires August 18, 2013

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 11th day of August, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Frank E. Williams, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

(SEAL)

/s/ Doreen Pando
Notary Public

My Commission Expires August 18, 2013

STATE OF NEW YORK	)
) ss.:
COUNTY OF KINGS	)

On the 21st day of September, in the year 2010, before me, the undersigned, a Notary Public in and for said county, personally appeared Eugene I. Davis, who has satisfactorily identified himself as the signer to the above-referenced document.

(SEAL)

/s/ Angelique T. Black McKoy
Notary Public

My Commission Expires 4/23/2011